Exhibit 7.1

Joint Filing Agreement

This will confirm the agreement by and among all the undersigned that the Statement on Schedule 13D filed on or about this date and any further amendments thereto with respect to beneficial ownership by the undersigned of the Common shares, par value $0.001 per share of GeoPark Limited, a Bermuda company, is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.

The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Schedule 13D and any further amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate. The undersigned further agree that this Agreement shall be included as an Exhibit to such joint filing.

This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 18, 2014

CARTICA INVESTORS, L.P.
By: Cartica Capital Partners GP, Ltd.,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Director

CARTICA INVESTORS II, L.P.
By: Cartica Investors II GP, LLC,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Authorized Signatory

Exhibit 7.1

CARTICA CAPITAL PARTNERS MASTER, L.P.
By: Cartica Capital Partners GP, Ltd.,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Director

CARTICA CORPORATE GOVERNANCE FUND, L.P.
By: CCP Master GP, L.P.,
its general partner
By: CCP Master GP GenPar, L.P.,
its general partner
By: CCP Ultimate GP, LLC,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CCP ULTIMATE GP, LLC

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CCP MASTER GP GENPAR, L.P.
By: CCP Ultimate GP, LLC,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CCP MASTER GP, L.P.
By: CCP Master GP GenPar, L.P.,
its general partner
By: CCP Ultimate GP, LLC,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CARTICA INVESTORS II GP, LLC

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Authorized Signatory

CARTICA CAPITAL PARTNERS GP, LTD.

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Director

Exhibit 7.1

CARTICA MANAGEMENT, LLC
By: SJQ Cartica, LLC,
its member

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CARTICA MANAGEMENT, L.P.
By: Cartica Management GenPar, L.P.,
its general partner
By: Cartica Management Ultimate GenPar, Ltd.,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Director

STEVEN J. QUAMME

By:	/s/ Steven J. Quamme
Steven J. Quamme

TERESA C. BARGER

By:	/s/ Steven J. Quamme
Steven J. Quamme, as attorney-in-fact for Teresa C. Barger

FARIDA KHAMBATA

By:	/s/ Steven J. Quamme
Steven J. Quamme, as attorney-in-fact for Farida Khambata